UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     DECEMBER 10, 2004
                                                 -------------------------------

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                                    CDEX Inc.
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               (Exact Name of Registrant as Specified in Charter)

              Nevada                    000-49845                52-2336836
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  (State or Other Jurisdiction         (Commission               (IRS Employer
        of Incorporation)              File Number)          Identification No.)


   1700 Rockville Pike, Suite 400, Rockville, Maryland                   20852
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      (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code   (301) 881-0080
                                                   -----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [  ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)
               under  the  Exchange  Act  (17  CFR 240.14d-2(b))

         [  ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)
               under  the  Exchange  Act  (17  CFR 240.13e-4(c))




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ITEM 5.02.      DEPARTURE OF  DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF
                DIRECTORS;  APPOINTMENT  OF PRINCIPAL OFFICERS.

         On December 10, 2004, Michael Mergenthaler tendered to the Board of Directors his resignation as CDEX's Vice President of Business Operations. The board accepted his resignation on that same day. The resignation takes effect January 1, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          CDEX INC.


Date:   DECEMBER 16, 2004                 By:   /S/ MALCOLM H. PHILIPS
      ---------------------               --------------------------------------
                                          Malcolm H. Philips
                                          Chief Executive Officer, President and
                                          Chairman of the Board of Directors